Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date:	Jan 25, 2006
For Collection Period:	December-05
For Determination Date:	Jan 17, 2006

	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE
A. PRINCIPAL BALANCE RECONCILIATION

(A) Original Principal Balance	24,300,000.00	62,525,000.00	40,650,000.00	65,812,508.00	7,315	193,287,508.00	193,287,508.00
(B) Beginning Balance	0.00	0.00	0.00	63,401,249.65	3,547	63,401,249.65	63,401,249.65
(C) Collections (Regular Payments)	0.00	0.00	0.00	1,277,467.42	N/A	1,277,467.42	1,277,467.42
(D) Withdrawal from Payahead (Principal)	0.00	0.00	0.00	0.00	N/A	0.00	0.00
(E) Collections (Principal Payoffs)	0.00	0.00	0.00	1,317,337.72	78	1,317,337.72	1,317,337.72
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	0.00	0.00	262,719.45	12	262,719.45	262,719.45
(G) Principal Reductions (Other)(Partial chg-off)	0.00	0.00	0.00	4,768.88	N/A	4,768.88	4,768.88
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00
(I) Ending Balance	0.00	0.00	0.00	60,538,956.18	3,457	60,538,956.18	60,538,956.18

(J) Certificate Factor	0.000000%	0.000000%	0.000000%	91.987007%	47.259057%	31.320677%	31.320677%

Notional Principal Balance: Class I
(K) Beginning							28,626,565.02
(L) Reduction							2,862,293.47
(M) Ending							25,764,271.55

Notional Principal Balance: Companion Component
(N) Beginning							34,774,684.63
(O) Reduction							—
(P) Ending							34,774,684.63

							TOTALS
B. CASH FLOW RECONCILIATION

(A) CASH WIRED—PRINCIPAL AND INTEREST COLLECTIONS							3,055,151.28
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							12,178.51
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT
1) allocable to principal							0.00
2) allocable to interest							0.00
(D) ADVANCES							4,781.75
(E) REPURCHASES							0.00
(F) GROSS CHARGE OFF RECOVERIES							143,548.81
(G) SPREAD ACCOUNT WITHDRAWAL							0.00
(H) Policy Draw for “I” Interest							0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal							0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal							0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal							0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal							0.00

TOTAL COLLECTIONS							3,215,660.35

							TOTAL
C. TRUSTEE DISTRIBUTION

(A) TOTAL CASH FLOW							3,215,660.35
(B) DEPOSIT TO PAYAHEAD							5,470.81
(C) Indenture Trustee Fee (not to exceed $20,000)							1,833.33
(D) UNRECOVERED INTEREST ADVANCES							4,190.69
(E) SERVICING FEE (DUE AND UNPAID)							52,834.37
(F) Standby Servicing Fee (not to exceed $50,000)							2,377.55
(G) Owner Trustee Fee (not to exceed $25,000)							0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							—
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							181,750.25
(L) Interest to “I” Certificate Holders, including Overdue							34,590.43
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							2,862,293.47
(Q) Policy Premium and Unreimbursed Draws							17,657.20
(R) Spread Account (up to the Requisite Amount)							0.00
(S) Additional Unpaid Standby Servicing Fee							0.00
(T) Additonal Unpaid Indenture Trustee Fee							0.00
(U) Additional Unpaid Owner Trustee Fee							0.00
(V) Interests Advance Recovery Payments							2,396.40
(W) EXCESS YIELD							50,265.85

BALANCE							0.00

							SPREAD
							ACCOUNT
D. SPREAD ACCOUNT

(A) BEGINNING BALANCE							5,841,684.86
(B) ADDITIONS TO SPREAD AMOUNT							50,265.85
(C) INTEREST EARNED							19,898.44
(D) DRAWS							0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS							N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER							N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER							43,059.62
(H) ENDING BALANCE							5,868,789.53

(I) REQUIRED BALANCE							5,798,625.24
(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER							70,164.29

						NUMBER	BALANCE
E. CURRENT RECEIVABLES DELINQUENCY

# PAYMENT DELINQUENCY
(A) 31-60						28	483,849.56
(B) 61-90						7	130,775.96
(C) TOTAL						35	614,625.52

(D) 90+ days						3	52,251.67

F. REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)						3	48,851.84
(B) AGGREGATE REPOSSESSIONS						206	4,742,700.76
(C) UNLIQUIDATED REPOSSESSIONS						5	96,891.95

G. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE							4,895.19

(B) DEPOSIT			5,470.81
(C) WITHDRAWAL			0.00
(D) ENDING BALANCE			10,366.00

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
	BALANCE	BALANCE	%
MONTH
(A) CURRENT	614,625.52	60,538,956.18	1.0153%
(B) 1ST PREVIOUS	357,886.44	63,401,249.65	0.5645%
(C) 2ND PREVIOUS	517,029.10	66,190,432.58	0.7811%
(D) THREE MONTH ROLLING AVERAGE	496,513.69	63,376,879.47	0.7870%

	MONTH	ORIGINAL POOL	Default Rate %
	BALANCE	BALANCE
I. CUMULATIVE DEFAULT RATE

(A) Defaulted Receivables (Current Period)	69,658.76
(B) Cumulative Defaulted Receivables (Prior Month)	6,039,765.12
(C) Cumulative Defaulted Receivables (Current Month)	6,109,423.88	193,287,508.00	3.16%

	MONTH	ORIGINAL POOL
	BALANCE	BALANCE	Net Loss Rate %
J. CUMULATIVE NET LOSS RATE
(A) Collection Period Charge-Off receivables	267,488.33
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	143,548.81
(E) Prior Period Adjustment	—
(F) Net Losses current period	123,939.52
(G) Prior Period cumulative net losses	3,295,195.88
(H) Cumulative Net Losses (current period)	3,419,135.40	193,287,508.00	1.77%

(I) Total Defaults	69,658.76
(J) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	34,829.38

(K) Cumulative net losses including 50% of defaults	3,453,964.78	193,287,508.00	1.79%

	MONTH BALANCE	POOL BALANCE	Extension Rate %
K. EXTENSION RATE
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	262,510.14	60,538,956.18	0.43%

		AMOUNT	NUMBER
L. LOCKBOX TEST
(A) Total Payments to Lockbox (Current Month)		1,685,856.55	3,169
(B) Total Payments (Current Month)		3,198,700.09	3,484
(C) Lockbox Payment Percentage			90.96%

M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)			50,000,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)			18,434,725
(C) Monthly BVAC net worth (at least $20MM)			62,648,914

N. WAC-Weighted Average Coupon			8.579%
O. WAM-Weighted Average Maturity			48.7

/s/ Kevin Rieke	APPROVED BY:	/s/ John Okubo

Prepared by: Kevin Rieke		John Okubo
Director of Finance		Bay View Acceptance Corp
Bay View Acceptance Corp